Exhibit 10.1

OPTION TO ENTER INTO A JOINT VENTURE

THIS OPTION is granted and effective as of March 25, 2014 (the "DATE OF GRANT"), by CANNASAFE ANALITICS, LLC (“CSA” or the “OPTIONOR”), a California Limited Liability Company and GREENPLEX SERVICES, INC. (“GSI” OR “OPTIONEE”), a Nevada Corporation. This OPTION TO ENTER INTO A JOINT VENTURE (the "AGREEMENT") is executed, effective as of the DATE OF GRANT, by and between the OPTIONOR and the OPTIONEE.

RECITALS

A.

The OPTIONOR is desirous to grant an option to Greenplex Services, Inc. to enter into a Joint Venture arrangement by the utilization of a Washington Limited Liability Company to be referred to as the (“CANNASAFE-GREENPLEX LLC”) (defined below) to the OPTIONEE (the “OPTION”) for good and valuable consideration and the OPTIONEE is willing to accept this OPTION pursuant to the terms and conditions defined below.

B.

The proposed purpose of the Joint Venture arrangement will be initially to fund and operate a new cannabis testing facility in the state of Washington and to expand to other states in the future.

NOW, THEREFORE, the parties covenant and agree as follows:

1.

The Option

The OPTIONOR hereby grants to the OPTIONEE the OPTION to enter into a formal joint venture arrangement related to the formation of CANNASAFE-GREENPLEX LLC, pursuant to the establishment of the CANNASAFTER-GREENPLEX LLC, a Washington Limited Liability Company to be organized concurrent with the exercise of this Option.  The execution of this OPTION will be concurrent with the Opitionee providing the Optionor $50,000 as a good faith payment, it being understood that in the event Greenplex is not able to exercise this option, the $50,000 will be deemed to be liquidated damages in favor of the Optionor.  In the event the OPTION is exercised the $50,000 advance paid to the OPTIONOR shall be deem to be part of the contributed capital by the OPTIONEE.  This Option may only be exercised by the OPTIONEE in consideration for the payment of $50,000 of contributed capital to the CannaSafe-Greenplex LLC.

The OPTION shall be exercisable by the OPTIONEE for a period of Sixty (60) Days from the date of execution of this AGREEMENT.  If, however, the OPTIONEE successfully raises and closes on at least $2,000,000 in equity capital prior to the end of such Sixty (60) day period, the OPTIONEE shall be obligated to exercise the OPTION no later than five (5) business days following such closing if the OPTIONOR has delivered to the OPTIONEE a certificate to the effect that there has been no material adverse effect or change with respect to the OPTIONOR’S ability to enter into an Joint Venture agreement and the formation of a new Washington LLC and its business in general since the date of this AGREEMENT.  The OPTION shall be subject to all of the terms and conditions contained herein.

2.

Terms of the Option

The OPTION shall be subject to the following terms and conditions:

2.1

The initial total contribution to the CANNASAFE-GREENPLEX LLC by the Optionee will not be less than $1500,000.

a.

Upon exercise of this OPTION by the OPTIONEE, OPTIONEE shall deliver, a total of $50,000 in the form of a cashier’s check or certified funds wired to the bank account of CANNASAFTE-GREENPLEX LLC in the amount equal to the funds utilized to implement the proposed Joint Venture arrangement and budget agreed upon between CannaSafe Analytics LLC and Greenplex Services, Inc.

b.

Upon receipt of the funds into the bank account of CANNASAFE-GREENPLEX LLC, CannaSafe Analytics, Inc. agrees to transfer the tangible and intangible operating assets and know how defined in Exhibit A attached hereto and necessary to launch the proposed new business.

2.3

The OPTION may, subject to any limitations set forth in this Agreement, be exercised at any time during Sixty (60) day term of this Agreement, subject to the terms, conditions and events specified in Section 2.1 (a) above.

2.4

The OPTION must be exercised, if at all, on an all of none basis

3.

Limitations on Exercisability of the Option

The exercise of the OPTION hereby granted, shall be subject to all of the terms and conditions of this AGREEMENT, including, without limitation, the provisions relating to termination of the OPTION.

4.

Exercise of the Option

The OPTION shall be exercised by: (a) delivering to the OPTIONOR a written notice of exercise in the form of letter attached hereto as Exhibit "A", and an executed copy of the a JOINT VENTURE AGREEMENT or  an OPPERATING AGREEMENT for the CANNASAFE-GREENPLEX LLC.  If required by the OPTIONOR at OPTIONEE'S expense, the OPTIONEE will provide a legal opinion letter, satisfactory in form and substance to the OPTIONOR, to the effect that the exercise of the OPTION by the OPTIONEE is legally correct and binding.

Within Five (5) business days after the OPTION is exercised, a certificate of ownership will be filed with the State of Washington.

5.

Transferability of the Option

The OPTION shall NOT be transferable or exercisable by any person other than the OPTIONEE, without prior written approval of the OPTIONOR.

6.

Warranties and Representations

By executing this Agreement, the OPTIONEE accepts the OPTION and represents and warrants to the OPTIONOR and covenants and agrees with the OPTIONOR as follows:

6.1

The OPTIONEE agrees to abide by all of the terms and conditions of this AGREEMENT and all subsequent agreements.

7.

Indemnification

Each of the parties, the OPTIONOR and the OPTIONEE agrees to indemnify the other party and hold the other party harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the such other party, as a result of any breach by a party of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in this AGREEMENT.

8.

Access to Information

The OPTIONEE agrees to make available to the OPTIONOR upon written request, such information regarding GREENPLEX SERVICES, INC. that has in the past or is from time to time hereafter made generally available to its shareholders.

9.

Rights as Shareholder or a Member

The OPTIONOR shall have no rights as a shareholder of GREENPLEX SERVICES, INC. on account of this AGREEMENT nor on account of the OPTIONEE’s currently holding the OPTION to enter into a Joint Venture by the formation of CANNASAFE-GREENPLEX LLC. Likewise, the OPTIONEE shall have no rights as a member in the CANNASAFE ANALYTICS LLC.

10.

Further Assurances

The OPTIONEE and the OPTIONOR agrees from time to time to execute such additional documents as the parties to this AGREEMENT may reasonably require in order to effectuate the purposes of the this Agreement.

11.

Binding Effect

This Agreement shall be binding upon the OPTIONEE and its heirs, successors and assigns.

13.

Entire Agreement; Modifications

This AGREEMENT constitutes the entire agreement and understanding between the OPTIONOR and the OPTIONEE, regarding the subject matter hereof.  No waivers, alterations or modifications of the OPTION or this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought.  The failure of any party to enforce any of its rights against the other party for breach of any of the terms of the OPTION or this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

14.

Governing Law

The laws of the State of California shall govern the OPTION and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"OPTIONOR"

"OPTIONEE"

By:___________________

By:________________________

CANNASAFE ANALYTICS LLC

GREENPLEX SERVICES, INC.

Name: Matt Haskins:

Name: Kyle W. Carlson, President

SCHEDULE A

ASSETS AND TECHOLOGY TO BE CONRIBUTED TO

THE CANNASAFE-GREENPLEX LLC BY CANNASAFE ANALYTICS, LLC

EXHIBIT B

NOTICE OF INTENT TO EXERCISE OPTION

________________________

To:

CANNASAFE ANALYTICS LLC

Reference is made to the Option to Enter in to a Joint Venture Agreement (the “AGREEMENT”). Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the AGREEMENT.

Please be advised that the undersigned hereby exercises the OPTION.

We hereby elect to engage in any and all steps required, to form and operate the CANNASAFE- GREENPLEX LLC,  as a Washington Limited Liability Company.  The consideration for formation of the CANNASAFE-GREENPLEX LLC will be the initial contribution of $_____________  cash as contributed capital by Greenplex Services, Inc, to the newly formed LLC and concurrently CannaSafe will contribute the tangible and intangible asset required to opera the proposed new cannabis testing business. A wire transfer in the amount to be determined at the closing will be initiated within Five (5) business days of the date hereof, and the undersigned will deliver a certificate representing A Certificate of Membership interest in the CANNASAFE-GREENPLEX LLC to Greenplex Services, Inc.

Date: ______________  ______, 2014.

OPTIONEE:    GREENPLEX SERVICES, INC.

Name:___________________________

_____________, President